UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2021

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	98-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, IrelandD01 K0Y8
(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation’s and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON/31	New York Stock Exchange
Guarantees of Aon Corporation’s and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON/51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

In the third quarter of 2021, Aon plc (the “Company”) announced steps to further accelerate its Aon United strategy, which now includes four solution lines: Commercial Risk Solutions, Reinsurance Solutions, Health Solutions, and Wealth Solutions. Realignment to these four solution lines results in the following changes in the presentation of the Company’s principal service line reporting:

•

Data & Analytic Services’ revenue and organic revenue results, which were previously reported as a separate principal service line and include Affinity, Aon Inpoint, CoverWallet, and ReView, are included within Commercial Risk Solutions.

•	Human Capital, which was previously reported within Retirement Solutions, is included within Health Solutions’ revenue and organic revenue results.

•	Wealth Solutions includes revenue and organic revenue results for all businesses previously reported within Retirement Solutions, excluding Human Capital.

Exhibit 99.1 contains unaudited financial information for 2018, 2019, 2020, and the first half of 2021 under the new solution line structure. A spreadsheet with this information has also been posted to the Investor Relations portion of the Company’s website. The changes in the solution line structure discussed above affect only the manner in which the Company’s revenue and organic revenue results for the Company’s principal service lines were previously reported and have no impact on the Company’s previously reported consolidated financial statements, results of operations, or total organic revenue growth. The Company continues to operate as one segment that includes all of the operations of the Company and its controlled subsidiaries.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description of Exhibit

99.1	Recasted financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2021	AON PLC

	By:	/s/ Julie E. Cho
Julie E. Cho
Assistant Company Secretary